SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Common Stock Fund
Allspring Opportunity Fund
(each a “Fund”, together the “Funds”)
Effective immediately,  Robert Wicentowski, CFA is added as a portfolio manager to each Fund.

I. Prospectus Effective immediately, Principal Investment Strategies in the section entitled “Fund Summary” for each fund, are updated to  replace the second and third paragraphs with the following:

We seek companies that we believe are underpriced yet offer attractive growth prospects. Our process begins with fundamental analysis to determine a company’s private market valuation which is the price an informed investor might pay for the entire business. The analysis includes reviewing key financial metrics, competitive positioning, industry dynamics, and management quality. We compare this valuation to the public market price and invest where we see a significant gap. To complement our fundamental analysis, we incorporate systematic tools that provide additional insight into portfolio risk characteristics and factor exposures. We believe these tools enhance our decision-making by informing portfolio construction and supporting a balanced risk and return assessment over time. As part of our investment process, an assessment of environmental, social and governance (ESG) factors that are deemed to have material business and/or financial risk may be considered alongside other relevant factors. The ESG factors utilized in the Fund’s investment process may change over time, some factors may not be relevant with respect to all stocks and may or may not be determinative in the security selection process.

We may sell a holding when its price no longer offers an attractive risk/reward, fundamentals deteriorate, or to manage risk and reallocate toward more attractive opportunities.

Effective immediately, the Fund Management table included in the section entitled “Fund Summary” for each Fund is amended to reflect the addition of the portfolio manager.

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Robert Wicentowski, CFA, Portfolio Manager / 2025
In addition, the section entitled “The Sub-Advisers and Portfolio Managers” is supplemented with the following:

Robert Wicentowski, CFA Common Stock Fund Opportunity Fund	Mr. Wicentowski joined Allspring Investments or one of its predecessor firms in 2016, where he currently serves as a Portfolio Manager and Analyst for the Systematic Core Equity team.
II. Statement of Additional Information In the section entitled “Manager and Other Service Providers - Portfolio Managers”, the Management of Other Accounts and Beneficial Ownership tables are amended to add the following information:

Robert Wincentowski, CFA[1]	Registered Investment Companies
	Number of Accounts	6
	Total Assets Managed	$3.74 B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$363.36 M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Other Accounts
Number of Accounts	20
Total Assets Managed	$701.32 M
Number of Accounts Subject to Performance Fee	1
Assets of Accounts Subject to Performance Fee	$92.03 M
1.	Mr. Wicentowski became a portfolio manager of the Fund on November 13, 2025. The information presented in this table is as of September 30, 2024, at which time Mr. Wicentowski was not a portfolio manager of the Fund.

Portfolio Manager	Fund	Beneficial Ownership[1]
Allspring Investments
Robert Wicentowski, CFA	Common Stock Fund Opportunity Fund	$0[2] $0[2]
1.	Amounts included in the table above may include notional investments held by the portfolio manager through a deferred compensation vehicle.
2.	Mr. Wicentowski became a portfolio manager of the Fund on November 13, 2025. The information presented in this table is as of September 30, 2024, at which time Mr. Wicentowski was not a portfolio manager of the Fund.

November 13, 2025	SUP3301 11-25